MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-3
August 1, 2002 through August 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					1,168,563,524.88
B.	Level Pay Pool Balance of the Initial Rec		991,444,314.52
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		177,119,210.36
D.	Notes
	1.	Class A-1
		a.	Initial Balance				222,000,000.00
		b.	Note Interest Rate			2.47000%
		c.	Noteholders' Final Sched Pmt Date	15-Oct-02
	2.	Class A-2
		a.	Initial Balance				244,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .18%
		c	Noteholders' Final Sched Pmt Date	17-May-04
	3.	Class A-3
		a.	Initial Balance				437,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .25%
		c.	Noteholders' Final Sched Pmt Date	15-Feb-06
	4.	Class A-4
		a.	Initial Balance				399,400,000.00
		b.	Note Interest Rate			1-Month LIBOR + .30%
		c.	Noteholders' Final Sched Pmt Date	16-Apr-07
	5.	Class B
		a.	Initial Balance				98,440,000.00
		b.	Note Interest Rate			1-Month LIBOR + .95%
		c.	Noteholders' Final Sched Pmt Date	17-Nov-08
E.	Certificates Initial Balance				113,618,915.95
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		8.038%
H.	Wtd Avg Original Term to Maturity  (WAOM) of the
	Initial Rec						60.00
I.	Wtd Avg Remaining Term to Maturity (WAM) of the
	Initial Rec						59.00
J.	Number of Initial Receivables				52,314
K.	Reserve Account
	1.	Initial Reserve Account Deposit
		Percentage of Initial Pool			1.00%
	2.	Reserve Account Deposit on the Closing Date	11,365,666.27
	3.	Specified Reserve Balance Percentage		2.25%
L.	Yield Supplement Account Deposit on the Closing Date	3,878,439.90
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						31,996,898.25
N.	Adjusted Principal Balance of Initial Receivables	1,136,566,626.63
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)				$377,892,289.32
	2.	Initial Closing Date				12-Oct-01
	3.	End of Pre-Funding Period			15-Feb-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount				1.75%
	5.	Negative Carry Account Required Rate		3.356%
	6.	Negative Carry Account Initial Deposit		$2,073,836.82

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					1,247,493,040.13
B.	Level Payment Pool Balance				1,032,002,388.17
C.	Last Scheduled Payment Pool Balance			215,490,651.96
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		176,142,037.62
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		437,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		399,400,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		92,257,162.33
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					113,618,915.95
F.	Reserve Account Balance					82,505,736.20
G.	Yield Supplement Account Balance			581,297.41
H.	Payahead Account Balance				473,508.90
I.	Yield Supplement Over Collatralization Balance 		29,074,924.23
J.	Pre-Funding Account Balance				0.00
K. 	Negative Carry Account Balance				0.00
L.	Deferred Receivables					78,905,511.91
M.	Cumulative Losses for All Prior Periods			47,414,650.60
N.	Weighted Average Coupon (WAC)				8.052%
O.	Weighted Average Remaining Term to Maturity  (WAM) 	50.10
P	Number of Contracts					62,439
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				175,247,049.49
	2.	Last Scheduled Payment Balance			31,409,468.07
	3.	Total						206,656,517.56

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			1,988,603.67
	2.	Prepayments in Full				340,123.01
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		2,484,274.98
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				5,443.15
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			5,443.15
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				31,932,427.47
	2.	Collected Principal				31,931,990.88
	3.	Collected Interest				6,876,874.10
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				668,940.62
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		668,940.62
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			100,887.30
	2.	Specified Yield Supplement Account Balance	337,247.74
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			27,780,713.93
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				370,589.62
		b.	Current Month Actuarial Advances 	131,266.58
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				120,899.96
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)				380,956.24
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				10,366.62
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(61,772.59)
	2.	Payahead Balance of Loans Defaulted
		this Period					55,662.95
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			411,736.31
J.	Rule of 78s Payment					0.05
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	8.016%
L.	Weighted Average Remaining Maturity (WAM)		49.17
M.	Remaining Number of Receivables				61,135
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	3645 	5.96%		75,154,057.67 	6.25%
	2.	60-89 Days
		Delinquent	1105 	1.81%		22,648,925.11 	1.88%
	3.	90 Days or more
		Delinquent	887 	1.45%		17,987,552.84 	1.49%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	466 				7,519,853.50
	2.	Loans Defaulted
		During the
		Month		456
	3.	Level Payment Principal Balance
		of Defaulted Receivables			7,134,365.39
	4.	Last Scheduled Payment Principal Balance
		of Defaulted Receivables			2,047,360.59
	5.	Level Payment Liquidation Proceeds		1,862,027.76
	6.	Last Scheduled Payment Liquidation Proceeds	7,766.49
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					1,851,796.07
P.	Pool Balances
	1.	Total Pool Balance				1,203,375,776.23
	2.	Level Pay Pool Balance				990,606,868.63
	3.	Last Scheduled Payment Pool Balance		212,768,907.60
	4.	Deferred Receivables				33,565,339.24
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			101,408.20
B.	Collection Account Investment Income			46,870.14
C.	Payahead Account Investment Income			557.69
D.	Yield Supplement Account Investment Income		872.68
E.	Pre-Funding Account Investment Income			0.00
F.	Negative Carry Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			2,484,274.98
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			31,931,990.88
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			6,876,874.10
								41,293,139.96

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					674,383.77
C.	Net Change in Payahead Account Balance 			61,772.59
D.	Net Liquidation Proceeds and Recoveries Received 	3,721,590.32
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			(0.05)
G.	Net Servicer Advances/(Reimbursements) 			10,366.62
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				100,887.30
J.	Net Investment Earning on the Pre-Funding Account	0.00
K.	Negative Carry Amount 					0.00
L.	Remaining Pre-Funded Amount Due to Noteholders		0.00
M.	Available Funds						45,862,140.51

VI. PRE-FUNDING ACTIVITY
A.	Subsequent Receivables Sold This Period
	1.	Principal Balance of Subsequent
		Receivables Sold This  Period			0.00
	2.	Adjusted Principal Balance of Subsequent
		Receivables Sold This  Period			0.00
	3.	Subsequent Cutoff Date for Subsequent
		Receivables Sold This  Period			N/A
	4.	Subsequent Transfer Date for Subsequent
		Receivables Sold This  Period			N/A
	5.	Deposit to Reserve Account for Subsequent
		Receivables Sold This  Period			0.00
	6.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
	7.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	8.	Amount Paid to Seller for Subsequent
		Receivables Sold This Period			0.00
B.	End of Pre-Funding Period (if balance in Pre-Funding
	Account balance is $100,000 or greater)			15-Feb-02
C.	Pre-Funding Account
	1.	Beginning Pre-Funding Amount (excl.
		Reserve & Yield Supplement Amount)		0.00
	2.	Amount Paid to Seller for Subsequent
		Receivables Sold This Period			0.00
	3.	Deposit to Reserve Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
	5.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	6.	Remaining Pre-Funded Amount Payable to
		Noteholders					0.00
	7.	Remaining Pre-Funding Amount (excl.
		Reserve & Yield Supplement Amount)		0.00
D.	Negative Carry Account
	1.	Calculation of Negative Carry Amount for
		the Current Period
		a. Accrued Note Interest for this Period	2,057,744.39
		b. Pre-Funded Amount (excl. Reserve & Yield
		Supplement Amount)				0.00
		c. Pre-Funded Percentage			0.00%
		d. Net Investment Earnings on the
		Pre-Funded Amount				0.00
		e. Negative Carry Amount for the Current
		Period						0.00
	2.	Calculation Maximum Negative Carry Amount
		a. Weighted Average Rate based on Ending
		Note Balances					0.0000%
		b. Note Percentage based on Ending Note
		Balances					0.00%
		c. Actual Number of Days from Payment Date
		to End of Pre-Funding Period			0
		d. Maximum Negative Carry Amount		0.00
	3.	Required Negative Carry Account Balance		0.00
E. 	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				329,558,589.95
	2.	Last Scheduled Payment Balance			59,030,338.97
	3.	Total						388,588,928.92
F.	Total Initial and Subsequent Receivables Sold as of
	Related Cutoff Dates
	1.	Level Pay					1,321,002,904.47
	2.	Last Scheduled					236,149,549.33
	3.	Total						1,557,152,453.80

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			42,823,053.60
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		42,823,053.60
B.	Total Required Payment
	1.	Total Servicing Fee  				990,261.59
	2.	Net Swap Payment				1,652,786.03
	3.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				306,878.57
		c. 	Class A-3 				788,542.22
		d.	Class A-4				738,446.22
		e.	Class B 				223,877.38
		f.	Total Accrued Note Interest		2,057,744.39
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				39,247,079.43
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				3,575,974.17
		f.	Total Principal Distribution Amount	42,823,053.60
	4.	Total Required Payment 				47,523,845.61
	5.	Available Funds					45,862,140.51
	6.	Reserve Account TRP Draw Amount			1,661,705.10
	7.	Total Available Funds				47,523,845.61
C.	Current Period Payments
	1.	Servicing Fee paid				990,261.59
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				306,878.57
		c. 	Class A-3 				788,542.22
		d.	Class A-4				738,446.22
		e.	Class B					223,877.38
		f.	Total Interest Paid			2,057,744.39
	3.	Remaining Available Funds			44,475,839.63
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				39,247,079.43
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					3,575,974.17
		f.	Total Principal Payments		42,823,053.60
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		82,505,736.20
	3.	Plus: Reserve Account Investment Income		101,408.20
	4.	Plus: Additional Deposit			0.00
	5.	Less: Reserve Account Advance Draw Amount	0.00
	6.	Less: Reserve Account TRP Draw Amount		1,661,705.10
	7.	Reserve Account Balance before Deposit to
		Reserve Account					80,945,439.30
	8.	Specified Reserve Account Balance		98,201,966.08
	9.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		17,256,526.79
	10.	Funds Available for Deposit to Reserve Account	0.00
	11.	Amount Deposited to Reserve Account		0.00
	12.	Reserve Account Investment Income Released
		to Seller					0.00
	13.	Ending Reserve Account Balance			80,945,439.30
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					47,523,845.61

VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	1,247,493,040.13 	1,203,375,776.23
	2.	Total Pool Factor	1.0675441		1.0297906
	3.	Level Pmt Pool Bal	1,032,002,388.17 	990,606,868.63
	4.	Level Pmt Pool Factor	1.0409081		0.9991553
	5.	Last Sched Pmt Pool
		Bal			215,490,651.96 		212,768,907.60
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	176,142,037.62 		136,894,958.19
		c. 	Class A-3 	437,000,000.00 		437,000,000.00
		d.	Class A-4	399,400,000.00 		399,400,000.00
		e.	Class B		92,257,162.33 		88,681,188.16
		e.	Total		1,104,799,199.95 	1,061,976,146.35
	7.	Pool Factor
		a.	Class A-1 	0.0000000		0.0000000
		b.  	Class A-2 	0.7218936		0.5610449
		c. 	Class A-3 	1.0000000		1.0000000
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		0.9371918		0.9008654
	8.	Certificate Balance	113,618,915.95 		113,618,915.95
	9.	Certificate Pool
		Factor			1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	1,218,418,115.90	1,175,595,062.30
	11.	Yield Supplement Over
		Collatralization	29,074,924.23		27,780,713.93

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		8.052% 			8.016%
	2.	Wtd Avg Remaining
		Term to Maturity of
		Portfolio (WAM) 	50.10 			49.17
	3.	Remaining Number of
		Receivables		62,439 			61,135


IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			7,256,268.78
B.	Realized Losses for Collection Period Less
	Recoveries						5,404,472.71
C.	Cumulative Losses for all Periods  			52,819,123.31
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	3645 	5.96%		75,154,058	6.25%
	2.	60-89 Days
		Delinquent	1105 	1.81%		22,648,925	1.88%
	3.	90 Days or more
		Delinquent	887 	1.45%		17,987,553	1.49%
	4.	Vehicles Repossessed
		During Collection
		Period		466 	0.75%		7,519,854


X.  AVERAGE LOSS AND DELINQUENCY
	RATIOS
A.	Annualized Ratio of Realized Losses to
	Pool Balance for Each Collection Period
	1.	Second Preceding Collection Period		7.92%
	2.	Preceding Collection Period			7.58%
	3.	Current Collection Period 			6.98%
	4.	Three Month Average 				7.49%

B.	Annualized Net Loss					5.20%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of
	the Collection Period.
	1.	Second Preceding Collection Period		2.75%
	2.	Preceding Collection Period			2.78%
	3.	Current Collection Period 			3.26%
	4.	Three Month Average 				2.93%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			45,689,114.05
	2.	Yield Supplement Amount from MMCA		100,887.30
	3 	Net Swap Receipt				0.00
	4 	Net Servicer Advances (if positive) 		10,366.62
	5 	Reserve Account Draw for Total Required
		Payment 					1,661,705.10
	6 	Deposit from Payahead Account  			61,772.59
	7 	Collection Account Investment Income  		46,870.14
	8.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	9.	Transfer of Net Earnings on Pre-Funding
		Account						0.00
	10.	Transfer of Prefunding Account Balance due
		to End of Pre-Funding Period			0.00
	8 	Total Transfers Into Collection Account		47,570,715.80
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			990,261.59
		b.	Rule of 78's Payment			0.05
		c.	Net Reimbursement of Servicer Advance
			or Payments Due Prior to Cutoff Date	0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				990,261.64

	2.	Total Required Payment Distributed (Net of
		Total Servicing Fee)				44,880,797.99
	3.	Deposit to Payahead Account 			0.00
	4.	Deposit to Reserve Account 			0.00
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	46,870.14
		c.	Total to Certificate Distribution
			Account					46,870.14
	6.	Total Transfers from Collection Account		47,570,715.80

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			82,505,736.20
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available
		Funds 						0.00
	2.	Reserve Account Investment Income 		101,408.20
	3.	Additional Deposit				0.00
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	4.	Total Transfers Into Reserve Account		101,408.20
C.	Total Transfers In and Beginning Balance		82,607,144.40
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		1,661,705.10
	3.	Reserve Account Investment Income to Seller
		(MART)  					0.00
	4.	Total Transfers From Reserve Account		1,661,705.10
E.	Ending Balance						80,945,439.30
F.	Total Distributions and Ending Balance			82,607,144.40

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			473,508.90
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	0.00
	2.	Payahead Account Investment Income 		557.69
	3.	Transfer from Pre-Funding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		557.69
C.	Total Transfers In and Beginning Balance		474,066.59
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	61,772.59
	2.	Transfer Investment Income to Servicer 		557.69
	3.	Total Transfers From Payahead Account		62,330.28
E.	Payahead Account Ending Balance 			411,736.31
F.	Total Distributions and Ending Balance			474,066.59

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		581,297.41
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	872.68
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement Account	872.68
C.	Total Transfers and Beginning Balance  			582,170.09
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	872.68
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	244,049.67
	4.	Total Transfers From Yield Supplement Account	244,922.35
E.	Specified Yield Supplement Account Ending Balance 	337,247.74
F.	Total Distributions and Ending Balance			582,170.09

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				44,880,797.99
	2.	Total Transfers Into Note Payment Account	44,880,797.99
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				39,553,958.00
		c. 	Class A-3 				788,542.22
		d.	Class A-4				738,446.22
		e.	Class B					3,799,851.55
		f.	Total Payments to Noteholders		44,880,797.99
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			44,880,797.99

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		46,870.14
	3.	Total Transfers into Certificate
		Distribution Account				46,870.14
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			46,870.14
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			46,870.14

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			0.00
C.	Total Transfers In and Beginning Balance		0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of Remaining
		Balance Due Noteholders				0.00
	7.	Total Transfers From Pre-Funding Account	0.00
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		0.00
C.	Total Transfers In and Beginning Balance		0.00
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			0.00
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	0.00
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			0.00

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				44,880,797.99
	2.	To Servicer (MMCA) 				990,261.64
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		46,870.14
	6.	Total Distributions From Collection Account	45,917,929.77

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	0.00

C.	Distributions From Payahead Account
	1.	To Collection Account				61,772.59
	2.	Investment Income to Servicer (MMCA) 		557.69
	3.	Total Distributions From Payahead Account	62,330.28

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		872.68
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		244,049.67
	4.	Total Distributions From Yield Supplement
		Account						244,922.35
E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				0.00
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables	0.00
	5.	Total Distributions from Negative Carry
		Account						0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				0.00
	3.	Total Distributions from Negative Carry
		Account						0.00

G.	Total Distributions From All Accounts			46,225,182.40
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				44,880,797.99
	2.	Servicer (MMCA)					990,819.33
	3.	Seller (MART)					244,922.35
	4.	Collection Account 				61,772.59
	5.	Certificate Distribution Account		46,870.14
	6.	Reserve Account					0.00
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		46,225,182.40